UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020 (September 28, 2020)

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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 1.01       Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On September 28, 2020, Molina Healthcare, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Affinity Health Plan, Inc. (“Affinity”), pursuant to which, upon the terms and conditions of the Purchase Agreement, the Company agreed to acquire substantially all of the assets and assume certain liabilities of Affinity (the “Affinity Acquisition”). Affinity is a prepaid health services plan pursuant to Section 4403-a of the New York Public Health Law and provides health care coverage under the New York State Medicaid Managed Care, Health and Recovery Plan, Child Health Plus, and Essential Plan programs (the “Affinity Business”). The net purchase price for the Affinity Acquisition is approximately $380 million, subject to adjustment based on Affinity’s net asset value as of closing and the amount of certain transaction expenses and employee payables, as more fully described in the Purchase Agreement.

The Affinity Acquisition is subject to the satisfaction of several customary conditions to closing, including but not limited to: (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (ii) receipt of all applicable federal and state regulatory approvals.

The Purchase Agreement contains customary representations, warranties and covenants by the parties. The representations and warranties generally survive for eighteen months following the closing, with longer survival periods for certain fundamental, tax, employment, and healthcare representations and warranties.  Subject to certain limitations, the Company and Affinity have agreed to indemnify each other for certain losses.  Among those losses subject to indemnity, within the limitations specified in the Purchase Agreement, are losses arising out of breaches by the other party of its representations, warranties and covenants and certain liabilities retained by the Company.  In addition, Affinity has further agreed to indemnify the Company against certain losses arising from specified federal and state regulatory matters and certain expenses, payables and indebtedness not captured in the purchase price adjustment.  The Company and Affinity will place $37,500,000 of the aggregate purchase price into an escrow account, which shall serve as recourse of the Company for any purchase price adjustments and indemnification payments by Affinity, provided such escrowed amount shall not limit any losses resulting from fraud or breach of Affinity’s fundamental representations and warranties.

The Purchase Agreement may be terminated under certain circumstances, including by either party if the consummation of the Affinity Acquisition has not occurred by December 31, 2021 (subject to extension for up to three (3) months in the event of a delay caused by failure to receive certain federal or state regulatory approvals or clearances), by either party if an order is entered prohibiting or disapproving the transaction and the order has become final and non-appealable, by either party upon a material uncured breach by the other party that would cause the closing conditions not to be satisfied, by the Company if an event or condition occurs that has a material adverse effect on the Affinity Business or a regulatory material adverse effect arises from the efforts to obtain approvals required to consummate the transaction.

Pursuant to the Purchase Agreement, no less than ten (10) days prior to closing, the Company must offer employment to all individuals who are employed by Affinity in good standing in the operation of the Affinity Business; provided however, that the Company will not be required to make offers of employment to or hire (i) any employee of Affinity who does not satisfy the Company’s employment policies regarding employee documentation, drug testing, background screening, and other similar matters, or (ii) any inactive employee of Affinity. The Purchase Agreement also contains certain other covenants of Affinity, including, but not limited to, restrictive covenants limiting Affinity’s ability to solicit former employees or compete against the Company after the closing, and agreements regarding the operation of the Affinity Business by the Company following the closing.

The description of the Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains “forward-looking statements” regarding the Purchase Agreement. All forward-looking statements are based on current expectations that are subject to numerous risk factors that could cause actual results to differ materially. Such risk factors include, without limitation, risks related to: the timely closing of the Affinity Acquisition, including the need to obtain third party consents and regulatory approvals; any conditions imposed on the parties in connection with consummating the transactions described herein; and the possibility that the transactions will not be completed on a timely basis or at all. Information regarding the other risk factors to which the Company is subject is provided in greater detail in its periodic reports and filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at sec.gov. Given these risks and uncertainties, the Company cannot give assurances that its forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by its forward-looking statements will in fact occur, and the Company cautions investors not to place undue reliance on these statements. All forward-looking statements in this Current Report on Form 8-K represent the Company’s judgment as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in the Company’s expectations that occur after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: September 29, 2020	By:	/s/ Jeff D. Barlow
Jeff D. Barlow, Chief Legal Officer and Secretary